Exhibit 99.1


ProAssurance Announces Closing of Merger with PIC Wisconsin;
PIC Wisconsin Executive Announces Retirement

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Aug. 1, 2006--ProAssurance Corporation (NYSE: PRA) announced that the transaction merging Physicians Insurance Company of Wisconsin, Inc. ("PIC Wisconsin") into ProAssurance closed as expected on July 31, 2006. The Articles of Merger call for the transaction to be effective today. PIC Wisconsin will continue to operate as a subsidiary of ProAssurance.
    The next step in the transaction calls for PIC Wisconsin shareholders to surrender their PIC Wisconsin stock certificate for shares of ProAssurance Common stock. Under the terms of the merger agreement, each share of PIC Wisconsin common stock will be converted into 102.75 shares of ProAssurance common stock, with cash paid in lieu of fractional shares. The merger agreement valued PIC Wisconsin shares at $5,000 each. The value of a share of ProAssurance stock, for purposes of determining the exchange ratio, was determined using the average NYSE closing price for a ten day period that ended with the close of trading on July 31, 2006. Instructions for surrendering PIC Wisconsin shares for conversion will be mailed to PIC Wisconsin shareholders no later than August 14, 2006.
    ProAssurance expects to issue approximately two million new shares to complete the transaction, and believes it will be immediately accretive to Book Value per Share.

    PIC Wisconsin Executive Changes

    Subsequent to the completion of the merger, William T. Montei, the President and CEO of PIC Wisconsin announced his plans to resign effective September 1, 2006. PIC Wisconsin's Chief Operating Officer, David L. Maurer, will assume responsibility for ongoing operations at PIC.
    Montei said, "The past twenty years have been an extraordinary journey, from an office of two people to one of the finest companies in our industry. We have built a unique culture over the years, with people who truly understand the values and mission of PIC. I'm confident ProAssurance will enhance those qualities and make PIC even more valuable to our policyholders. While ProAssurance offered a very attractive position, my wife, Ellen, and I decided that there was no better time to look for a new adventure."
    ProAssurance Corporation's Chairman, A. Derrill Crowe, M.D., said, "We wish Bill well in whatever he pursues, knowing that he will bring the same leadership qualities to whatever venture he embarks upon. Despite losing Bill's leadership, we're delighted to be the beneficiaries of the talent and creativity he fostered in his twenty years leading the company."

    About ProAssurance

    ProAssurance Corporation is the nation's fourth largest writer of medical professional liability insurance through our principal subsidiaries The Medical Assurance Company, Inc., ProNational Insurance Company, NCRIC, Inc., PIC Wisconsin and Red Mountain Casualty Insurance Company, Inc. We also write professional liability coverage through Woodbrook Casualty Insurance Company, Inc.
    A.M. Best assigns a rating of "A-" (Excellent) to the ProAssurance Group and our principal professional liability subsidiaries, except NCRIC, Inc., which is rated B++ (Very Good). Standard & Poor's assigns our principal professional liability carriers a rating of "A-" ("Strong"), with the exception of NCRIC, Inc. which is rated "BBB+." Fitch assigns a rating of "A-" to ProAssurance.

    Caution Regarding Forward-Looking Statements

    This news release contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. Forward-looking statements are identified by words such as, but not limited to, "anticipate", "believe", "estimate", "expect", "hope" "hopeful", "intend", "may", "optimistic", "preliminary", "project", "should", "will" and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this news release clearly identified as giving our outlook on future business.
    Forward-looking statements relating to our business include among other things: statements concerning: liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters.
    In addition, forward-looking statements may also relate to the merger between ProAssurance and PIC Wisconsin, Inc. as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the combined company including, without limitation, statements relating to the benefits of the merger, such as future financial and operating results, cost savings, enhanced revenues and the accretion to reported earnings that may be realized from the merger and statements regarding certain of ProAssurance's and/or PIC Wisconsin's goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance.
    These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

    -- General economic conditions, either nationally or in our market area, that are worse than anticipated;

    -- regulatory and legislative actions or decisions that adversely affect our business plans or operations;

    --  price competition;

    --  inflation and changes in the interest rate environment;

    -- performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

    -- changes in laws or government regulations affecting medical professional liability insurance;

    --  changes to our ratings assigned by rating agencies;

    --  the effects of health care changes, including managed care;

    -- uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance;

    -- significantly increased competition among insurance providers and related pricing weaknesses in some markets;

    -- our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

    -- changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial
        Accounting Standards Board;

    --  changes in our organization, compensation and benefit plans;
        and

    -- any other factors listed or discussed in the reports we file with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

    Factors relating to the proposed transaction with PIC Wisconsin:

    -- The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected;

    -- the cost savings from the merger may not be fully realized or may take longer to realize than expected; and

    -- operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected.

    Our results may differ materially from those we expect and discuss in any forward-looking statements. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as our most recent Forms 10K and 10Q.
    We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

    CONTACT: ProAssurance Corporation
             Sr. Vice President, Corporate Communications &
             Investor Relations
             Frank B. O'Neil, 800-282-6242 or 205-877-4461
             foneil@ProAssurance.com